                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549




                                       FORM 8-K

                                    Current Report

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)    September 4, 1997



                               BRANDYWINE REALTY TRUST
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)




   MARYLAND                             1-9106                  23-2413352
- ---------------                    ----------------          -----------------
(State or other                    (Commission file          (I.R.S. Employer
jurisdiction of                         number)               Identification
incorporation)                                                     Number)

               16 Campus Boulevard, Newtown Square, Pennsylvania  19073
                       (Address of principal executive offices)


                                    (610) 325-5600
                 (Registrant's telephone number, including area code)

                                   Page 1 of 4 pages

Item 5.  Other Events

          On September 4, 1997, the Company amended its Declaration of Trust to increase the number of authorized common shares of beneficial interest from 25,000,000 to 100,000,000.

          During the period January 1, 1997 through September 10, 1997, the Company has acquired 12 individually insignificant properties from parties unaffiliated with the Company and the Operating Partnership (as defined below). The aggregate purchase price for these properties was approximately $48 million. The Company is filing this Current Report on Form 8-K in order to provide audited financial statements for two of the individually insignificant property acquisitions in accordance with Regulation S-X, Rule 3-14. The Company has previously provided audited financial statements for additional individually insignificant property acquisitions in accordance with Regulations S-X, Rule 3-14, in a previously filed Current Report on Form 8-K.

          On August 15, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired two office properties located in Fort Washington, Pennsylvania ("500 and 501 Office Center Drive" or the "Properties") containing approximately 211,000 net rentable square feet for approximately $16.9 million. Reference is made to the Current Report on Form 8-K dated August 22, 1997 for additional information regarding 500 and 501 Office Center Drive and to Item 7 herein for certain financial statements related to these properties.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          The audited statement of revenue and certain operating expenses of 500 and 501 Office Center Drive for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the six months ended June 30, 1997 are included on pages F-13 to F-16.

     (b)  Pro Forma Financial Information.

          Pro forma financial information which reflects the Company's acquisition of 500 and 501 Office Center Drive as of and for the six months ended June 30, 1997 and for the year ended December 31, 1996 is included on pages F-1 to F-12.

     (c)  Exhibits.

          3.1  Articles of Amendment (September 4, 1997)

          10.1 Second Amended and Restated Partnership Agreement of Brandywine Realty Services Partnership

          23.1 Consent of Arthur Andersen LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BRANDYWINE REALTY TRUST


Date:  September 10, 1997              By:    /s/ Gerard H. Sweeney
       ------------------                   ---------------------------------
                                       Gerard H. Sweeney, President and Chief
                                       Executive Officer
                                       (Principal Executive Officer)


Date:  September 10, 1997              By:    /s/ Mark S. Kripke
       ------------------                   ---------------------------------
                                       Mark S. Kripke, Chief Financial Officer
                                       and Secretary (Principal Financial and
                                       Accounting Officer)

                            BRANDYWINE REALTY TRUST

                         INDEX TO FINANCIAL STATEMENTS

I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

     Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1997....   F-3

     Pro Forma Condensed Consolidating Statement of Operations for the Year
      Ended December 31, 1996...............................................   F-4

     Pro Forma Condensed Consolidating Statement of Operations for the Six
      Months Ended June 30, 1997............................................   F-5

     Notes and Management's Assumptions to Unaudited Pro Forma Condensed
      Consolidating Financial Information...................................   F-6

II.  500 AND 501 OFFICE CENTER DRIVE

     Report of Independent Public Accountants...............................   F-13

     Statements of Revenue and Certain Expenses for the Year Ended December
      31, 1996 (audited) and for the Six Month Period Ended June 30, 1997
      (unaudited)...........................................................   F-14

     Notes to Statements of Revenue and Certain Expenses....................   F-15

                            BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

    The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of June 30, 1997 and the pro forma condensed consolidating statements of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996.

    The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

    The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred no later than June 30, 1997 for balance sheet purposes, and at the beginning of the period presented for purposes of the statements of operations:


        - The Company acquired the properties described in Note 1 to these pro forma financial statements.

        - The Company acquired its partnership interests in Brandywine Operating Partnership, L.P. (the "Operating Partnership").

        - The Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "1996 Offering").

        - The Company issued 636,363 Common Shares at $16.50 per share to a voting trust established for the benefit of the Pennsylvania State Employees Retirement System ("SERS"), in exchange for $10.5 million (the "SERS Offering") and contributed such proceeds to the Operating Partnership in exchange for 636,363 units of general partnership interest ("GP Units") in the Operating Partnership.

        - The Company issued 709,090 Common Shares at $16.50 per share to two investment funds managed by Morgan Stanley Asset Management Inc. (the "Morgan Stanley Offering") and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

        - The Operating Partnership repaid $49,805,000 of mortgage indebtedness and $764,000 of loans made by Safeguard Scientifics, Inc. and paid a $500,000 prepayment penalty with a portion of the proceeds of the 1996 Offering, the SERS Offering and the Morgan Stanley Offering.

        - The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering").

        - The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

        - The Operating Partnership repaid $160,775,000 of indebtedness under the Company's revolving credit facility using proceeds from the July 1997 Offering.

    The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                      AS OF JUNE 30, 1997 (Notes 1 and 2)

                                 (Unaudited)
                                (In thousands)

                     BRANDYWINE                                                        500 AND 501
                    REALTY TRUST                     GREEN HILLS      BERWYN PARK         OFFICE
                     HISTORICAL       JULY 1997       PROPERTIES      PROPERTIES       CENTER DRIVE       PRO FORMA
                    CONSOLIDATED     OFFERING (A)        (B)              (C)              (D)           CONSOLIDATED
                   ---------------  --------------  --------------  ---------------  ----------------  ----------------
ASSETS:
Real estate
  investments,
  net............    $   344,209      $   --          $   40,444       $  37,664        $   17,091        $  439,408
Cash and cash
  equivalents....         10,777          64,965         (23,944)        (37,664)           (2,091)           12,043
Escrowed cash....          1,213          --              --              --                --                 1,213
Accounts
  receivable.....          2,755          --              --              --                --                 2,755
Due from
  affiliates.....            293          --              --              --                --                   293
Investment in
  management
  company........            202          --              --              --                --                   202
Deferred costs
  and other
  assets.........          4,980          --              --              --                --                 4,980
                   ---------------  --------------       -------         -------           -------          --------
Total assets.....        364,429          64,965          16,500          --                15,000           460,894
                   ---------------  --------------       -------         -------           -------          --------
                   ---------------  --------------       -------         -------           -------          --------
LIABILITIES:
Mortgage notes
  payable........         46,960          --               1,500          --                --                48,460
Notes payable,
  Credit
  Facility.......        130,775        (160,775)         15,000          --                15,000            --
Accrued
  interest.......            395          --              --              --                --                   395
Accounts payable
  and accrued
  expenses.......          2,650          --              --              --                --                 2,650
Distributions
  payable........          4,192          --              --              --                --                 4,192
Tenant security
  deposits and
  deferred
  rents..........          2,721          --              --              --                --                 2,721
                   ---------------  --------------       -------         -------           -------          --------
Total
  liabilities....        187,693        (160,775)         16,500          --                15,000            58,418
                   ---------------  --------------       -------         -------           -------          --------
MINORITY
  INTEREST.......          5,508          --              --              --                --                 5,508
                   ---------------  --------------       -------         -------           -------          --------
BENEFICIARIES'
  EQUITY:
Common shares of
  beneficial
  interest.......            111             115          --              --                --                   226
Additional
  paid-in
  capital........        186,426         225,625          --              --                --               412,051
Share warrants...            962          --              --              --                --                   962
Cumulative
  earnings.......            460          --              --              --                --                   460
Cumulative
  distributions..        (16,731)         --              --              --                --               (16,731)
                   ---------------  --------------       -------         -------           -------          --------
Total
  beneficiaries'
  equity.........        171,228         225,740          --              --                --               396,968
                   ---------------  --------------       -------         -------           -------          --------
Total liabilities
  and
  beneficiaries'
  equity.........    $   364,429      $   64,965      $   16,500       $  --            $   15,000        $  460,894
                   ---------------  --------------       -------         -------           -------          --------
                   ---------------  --------------       -------         -------           -------          --------

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996 (Notes 1 and 3)
                                  (Unaudited)
         (In thousands, except share and per share amounts)

                           BRANDYWINE                                              1997 EVENTS
                             REALTY                                        -------------------------
                             TRUST                                         1997         500 AND 501          TOTAL
                           HISTORICAL           1996                      OTHER        OFFICE CENTER       PRO FORMA
                        CONSOLIDATED (A)     EVENTS (B)    SUBTOTAL     EVENTS (C)       DRIVE (E)        CONSOLIDATED
                      --------------------  ------------  -----------  ------------  -----------------  ----------------
REVENUE:
 Base rents.........      $      8,462       $   12,646    $  21,108    $   35,890       $   1,754        $     58,752
 Tenant
  reimbursements....             1,372            2,838        4,210         5,356           1,358              10,924
 Other.............               196              100          296           504              43                 843
                            ----------      ------------  -----------  ------------         ------      ----------------
  Total Revenue.....            10,030           15,584       25,614        41,750           3,155              70,519
                            ----------      ------------  -----------  ------------         ------      ----------------
OPERATING EXPENSES:
 Interest...........             2,751              513        3,264           (53)          1,125               4,336
 Depreciation and
  amortization......             2,836            4,687        7,523         8,618             547              16,688
 Property expenses..             3,709            6,830       10,539        17,215           1,561              29,315
 General and
  administrative....               825              148          973        --              --                     973
                            ----------      ------------  -----------  ------------         ------      ----------------
  Total operating
   expenses.........            10,121           12,178       22,299        25,780           3,233              51,312
                            ----------      ------------  -----------  ------------         ------      ----------------
  Income (loss) before
   minority
   interest.........               (91)           3,406        3,315        15,970             (78)             19,207
Minority interest in
  (income) loss.....               (45)            (429)        (474)          150          --                    (324)
                            ----------      ------------  -----------  ------------         ------      ----------------
Income (loss) before
  uncombined
  entity............              (136)           2,977        2,841        16,120             (78)             18,883
Equity in income of
  management
  company...........               (26)              66           40           266              76                 382
                            ----------      ------------  -----------  ------------         ------      ----------------
Net income (loss)...              (162)           3,043        2,881        16,386              (2)             19,265
(Income) loss
  allocated to
  Preferred
  Shares............              (401)          (1,847)      (2,248)       --              --                  (2,248)
                            ----------      ------------  -----------  ------------         ------      ----------------
Income (loss)
  allocated to
  Common Shares.....      $       (563)      $    1,196    $     633    $   16,386       $      (2)       $     17,017
                            ----------      ------------  -----------  ------------         ------      ----------------
                            ----------      ------------  -----------  ------------         ------      ----------------
Earnings (loss) per
  Common Share......      $      (0.43)                                                                   $       0.82
                            ----------                                                                  ----------------
                            ----------                                                                  ----------------
Weighted average
  number of shares
  outstanding
  including share
  equivalents.......         1,302,648                                                                      20,791,406
                            ----------                                                                  ----------------
                            ----------                                                                  ----------------

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Notes 1 and 3)

                                  (Unaudited)
               (In thousands, except share and per share amounts)

                                              BRANDYWINE                  1997 EVENTS
                                                REALTY         ---------------------------------
                                                TRUST              1997          500 AND 501           TOTAL
                                              HISTORICAL          OTHER         OFFICE CENTER        PRO FORMA
                                           CONSOLIDATED (A)     EVENTS (D)        DRIVE (E)         CONSOLIDATED
                                         --------------------  ------------  -------------------  ----------------
REVENUE:
 Base rents............................      $     16,889       $   13,223        $     882         $     30,994
 Tenant reimbursements.................             3,285            1,957              733                5,975
 Other.................................               544               64               38                  646
                                               ----------      ------------           -----       ----------------
  Total Revenue........................            20,718           15,244            1,653               37,615
                                               ----------      ------------           -----       ----------------
OPERATING EXPENSES:
 Interest..............................             3,059           (1,580)             558                2,037
 Depreciation and amortization.........             5,775            3,142              271                9,188
 Property operating expenses...........             7,032            5,933              774               13,739
 Other expenses........................             1,187           --               --                    1,187
                                               ----------      ------------           -----       ----------------
  Total operating expenses.............            17,053            7,495            1,603               26,151
                                               ----------      ------------           -----       ----------------
Income (loss) before minority
  interest.............................             3,665            7,749               50               11,464
Minority interest in (income) loss.....              (174)             (19)              (1)                (194)
                                               ----------      ------------           -----       ----------------
Income (loss) before uncombined
  entity...............................             3,491            7,730               49               11,270
Equity in income of management
  company..............................               217              113               38                  368
                                               ----------      ------------           -----       ----------------
Net income (loss)......................             3,708            7,843               87               11,638
(Income) loss allocated to Preferred
  Shares...............................              (499)          --               --                     (499)
                                               ----------      ------------           -----       ----------------
Income (loss) allocated to Common
  Shares...............................      $      3,209       $    7,843        $      87         $     11,139
                                               ----------      ------------           -----       ----------------
                                               ----------      ------------           -----       ----------------
Earnings (loss) per Common Share.......      $       0.36                                           $       0.53
                                               ----------                                         ----------------
                                               ----------                                         ----------------
Weighted average number of shares
  outstanding including share
  equivalents..........................         8,809,379                                             21,155,886
                                               ----------                                         ----------------
                                               ----------                                         ----------------

                            BRANDYWINE REALTY TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1.  BASIS OF PRESENTATION:

    Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of September 10, 1997, the Company owned 85 properties. The Company's interest in 84 of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of September 10, 1997, the Company held a 98.6% interest in the Operating Partnership.

    These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the nine properties (the "SERS Properties") acquired in November 1996 from SERS and its subsidiaries, Delaware Corporate Center I, 700/800 Business Center Drive, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties and 500 & 501 Office Center Drive. In management's opinion, all adjustments necessary to reflect the effects of the 1996 Offering, the SERS Offering, the Morgan Stanley Offering, the March 1997 Offering, the July 1997 Offering, the acquisitions of the SSI/TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties (consisting of the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive and 8000 Lincoln Drive), the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties and 500 & 501 Office Center Drive by the Company have been made.

2.  ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

    (A) Reflects the July 1997 Offering and the use of a portion of the net proceeds to repay $160.8 million of indebtedness under the Credit Facility.

    (B) Reflects the Company's acquisition of the Green Hills Properties as follows:

                                                      GREEN HILLS
                                                      PROPERTIES
                                                      -----------

        Purchase Price...........................      $  40,000
        Closing Costs............................            444
                                                      -----------
                                                       $  40,444

    (C) Reflects the Company's acquisition of Berwyn Park as follows:

                                                      BERWYN PARK
                                                      PROPERTIES
                                                      ------------

        Purchase Price...........................      $   37,150
        Closing Costs............................             514
                                                      ------------
                                                       $   37,664


    (D) Reflects the Company's acquisition of 500 and 501 Office Center Drive as follows:

                                                     500 AND 501 OFFICE
                                                        CENTER DRIVE
                                                     ------------------

        Purchase Price..........................         $  16,900
        Closing Costs...........................               191
                                                     ------------------
                                                         $  17,091


3.  ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS:

    (A) Reflects the historical consolidated operations of the Company.

    (B) Reflects the historical operations of the SSI/TNC Properties, LibertyView Building and the 1996 Additional Acquisition Properties from January 1, 1996 through the respective dates of acquisition, plus the pro forma 1996 Offering adjustments. The table below reflects the adjustments:

                                              SSI/TNC
                                           PROPERTIES AND                                            700/800
                                            LIBERTYVIEW                           DELAWARE       BUSINESS CENTER   8000 LINCOLN
                                              BUILDING      SERS PROPERTIES   CORPORATE CENTER        DRIVE           DRIVE
                                           --------------   ---------------   ----------------   ---------------   ------------
Revenue:
  Base rents.............................     $ 5,714           $4,008             $2,036             $651             $237
  Tenant reimbursements..................       2,511              249            --                    76                2
  Other..................................         100           --                --                --                --
                                              -------           ------             ------            -----            -----
    Total revenue........................       8,325            4,257              2,036              727              239

Operating Expenses:
  Interest...............................       3,783              194            --                --                --
  Depreciation and amortization..........       2,819              818                374              212               89
  Property expenses......................       2,831            2,217                552              270              231
  General and administrative.............         715           --                --                --                --
                                              -------           ------             ------            -----            -----
    Total operating expenses.............      10,148            3,229                926              482              320

Income (loss) before minority interest...      (1,823)           1,028              1,110              245              (81)
Minority interest in (income) loss.......         513           --                --                --                --
Income (loss) before uncombined entity...      (1,310)           1,028              1,110              245              (81)
Equity in income of management company...          75           --                --                --                --
                                              -------           ------             ------            -----            -----
Net income (loss)........................      (1,235)           1,028              1,110              245              (81)
Income allocated to Preferred Shares.....      --               --                --                --                --
                                              -------           ------             ------            -----            -----
Income (loss) allocated to Common
  Shares.................................     $(1,235)          $1,028             $1,110             $245             $(81)
                                              -------           ------             ------            -----            -----
                                              -------           ------             ------            -----            -----



                                            1996 PRO FORMA
                                           & OTHER OFFERING   TOTAL PRO FORMA
                                             ADJUSTMENTS        1996 EVENTS
                                           ----------------   ---------------
Revenue:
  Base rents.............................      -$-                $12,646
  Tenant reimbursements..................      --                   2,838
  Other..................................      --                     100
                                                ------            -------
    Total revenue........................      --                  15,584
Operating Expenses:
  Interest...............................       (3,464)               513
  Depreciation and amortization..........          375              4,687
  Property expenses......................          729              6,830
  General and administrative.............         (567)               148
                                                ------            -------
    Total operating expenses.............       (2,927)            12,178
Income (loss) before minority interest...        2,927              3,406
Minority interest in (income) loss.......         (942)              (429)
Income (loss) before uncombined entity...        1,985              2,977
Equity in income of management company...           (9)                66
                                                ------            -------
Net income (loss)........................        1,976              3,043
Income allocated to Preferred Shares.....        1,847              1,847
                                                ------            -------
Income (loss) allocated to Common
  Shares.................................       $  129            $ 1,196
                                                ------            -------
                                                ------            -------


    (C) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties and the Green Hills Properties for the year ended December 31, 1996 and other pro forma adjustments to reflect the March 1997 Offering and the July 1997 Offering for the year ended December 31, 1996. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1996 through the earlier of the respective acquisition dates or December 31, 1996. Operating results from those dates forward are included in the historical results of the Company.

                                     COLUMBIA        MAIN STREET                                           GREENTREE
                                    ACQUISITION      ACQUISITION    1336 ENTERPRISE                        EXECUTIVE
                                    PROPERTIES       PROPERTIES          DRIVE          KINGS MANOR         CAMPUS
                                 -----------------  -------------  -----------------  ---------------  -----------------
Revenue:
  Base rents...................      $   5,146        $   3,141        $     437         $     411         $   1,862
  Tenant reimbursements........            359              347               75               107               175
  Other........................            376           --               --                --                --
                                        ------      -------------        -------            ------           -------
    Total revenue..............          5,881            3,488              512               518             2,037
                                        ------      -------------        -------            ------           -------
Operating Expenses:
  Interest (i).................          1,680           --               --                --                   841
  Depreciation and amortization
    (ii).......................          1,007              629              117               114               359
  Property expenses............          1,979            2,194              107               170             1,018
  General and administrative...         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
    Total operating expenses...          4,666            2,823              224               284             2,218
                                        ------      -------------        -------            ------           -------
Income (loss) before minority
  interest.....................          1,215              665              288               234              (181)
Minority interest in (income)
  loss.........................            (20)             (11)              (5)               (4)                3
                                        ------      -------------        -------            ------           -------
Income (loss) before uncombined
  entity.......................          1,195              654              283               230              (178)
Equity in income of management
  company (iii)................         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
Net income (loss)..............          1,195              654              283               230              (178)
Income allocated to Preferred
  Shares                                --               --               --                --                --
                                        ------      -------------        -------            ------           -------
Income (loss) allocated to
  Common Shares................      $   1,195        $     654        $     283         $     230         $    (178)
                                        ------      -------------        -------            ------           -------
                                        ------      -------------        -------            ------           -------

                                                                                         748 & 855
                                                                                        SPRINGDALE
                                  FIVE EVES DRIVE   TA PROPERTIES  EMMES PROPERTIES        DRIVE       1974 SPROUL ROAD
                                 -----------------  -------------  -----------------  ---------------  -----------------
Revenue:
  Base rents...................      $     348        $   5,102        $   6,214         $     940         $     774
  Tenant reimbursements........             39              735            2,681            --                   118
  Other........................              1                9               10            --                --
                                        ------      -------------        -------            ------           -------
    Total revenue..............            388            5,846            8,905               940               892
                                        ------      -------------        -------            ------           -------
Operating Expenses:
  Interest (i).................            254            3,168            4,987               400            --
  Depreciation and amortization
    (ii).......................            108            1,352            2,128               171               134
  Property expenses............            151            1,962            3,482               250               492
  General and administrative...         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
    Total operating expenses...            513            6,482           10,597               821               626
                                        ------      -------------        -------            ------           -------
Income (loss) before minority
  interest.....................           (125)            (636)          (1,692)              119               266
Minority interest in (income)
  loss.........................              2                9               27                (2)               (5)
                                        ------      -------------        -------            ------           -------
Income (loss) before uncombined
  entity.......................           (123)            (627)          (1,665)              117               261
Equity in income of management
  company (iii)................         --                  105               65                23                22
                                        ------      -------------        -------            ------           -------
Net income (loss)..............           (123)            (522)          (1,600)              140               283
Income allocated to Preferred
  Shares.......................         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
Income (loss) allocated to
  Common Shares................      $    (123)       $    (522)       $  (1,600)        $     140         $     283
                                        ------      -------------        -------            ------           -------
                                        ------      -------------        -------            ------           -------

                                     MARCH 1997         JULY 1997        BERWYN PARK     GREEN HILLS      TOTAL OTHER 1997
                                      OFFERING          OFFERING         PROPERTIES      PROPERTIES (iv)       EVENTS
                                  -----------------  ---------------  -----------------  ---------------  -------------------
Revenue:
  Base rents....................      $  --             $  --             $   3,815        $   7,700         $  35,890
  Tenant reimbursements.........         --                --                   720           --                 5,356
  Other.........................         --                --                   108           --                   504
                                          -----            ------           -------            -----             -----
    Total revenue...............         --                --                 4,643            7,700            41,750
                                          -----            ------           -------            -----             -----
Operating Expenses:
  Interest (i)..................           (525)          (12,058)           --                1,200               (53)
  Depreciation and amortization
    (ii)........................         --                --                 1,205            1,294             8,618
  Property expenses.............         --                --                 1,991            3,419            17,215
  General and administrative....         --                --                --               --                --
                                          -----            ------           -------            -----             -----
    Total operating expenses....           (525)          (12,058)            3,196            5,913            25,780
                                          -----            ------           -------            -----             -----
Income (loss) before minority
  interest......................            525            12,058             1,447            1,787            15,970
Minority interest in (income)
  loss..........................            348              (137)              (27)             (28)              150
Income (loss) before uncombined
  entity........................            873            11,921             1,420            1,759            16,120
Equity in income of management
  company (iii).................         --                --                   166             (115)              266
                                          -----            ------           -------            -----             -----
Net income (loss)...............            873            11,921             1,586            1,644            16,386
Income allocated to Preferred
  Shares........................         --                --                --               --                --
                                          -----            ------           -------            -----             -----
Income (loss) allocated to
  Common Shares.................      $     873         $  11,921         $   1,586        $   1,644         $  16,386
                                          -----            ------           -------            -----             -----
                                          -----            ------           -------            -----             -----



(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses exclude $666,000 from historical amounts. Such amount represents expected salary savings.

    (D) Reflects the pro forma adjustments relating to the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive and 1974 Sproul Road for the six months ended June 30, 1997 and other pro forma adjustments to reflect the March 1997 Offering for the six months ended June 30, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the earlier of the respective acquisition date or June 30, 1997.

                                     COLUMBIA        MAIN STREET                                           GREENTREE
                                    ACQUISITION      ACQUISITION    1336 ENTERPRISE                        EXECUTIVE
                                    PROPERTIES       PROPERTIES          DRIVE          KINGS MANOR         CAMPUS
                                 -----------------  -------------  -----------------  ---------------  -----------------
Revenue:
  Base rents...................      $     338        $     542        $      78         $     105         $     602
  Tenant reimbursements........             24               60               13                27                17
  Other........................             25           --               --                --                --
                                        ------      -------------        -------            ------           -------
    Total revenue..............            387              602               91               132               619
                                        ------      -------------        -------            ------           -------
Operating Expenses:
  Interest (i).................            110           --               --                --                   249
  Depreciation and amortization
    (ii).......................             66              109               21                29               106
  Property expenses............            130              379               19                43               272
  General and administrative...         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
    Total operating expenses...            306              488               40                72               627
                                        ------      -------------        -------            ------           -------
Income (loss) before minority
  interest.....................             81              114               51                60                (8)
Minority interest in (income)
  loss.........................             (1)              (2)              (1)               (1)           --
                                        ------      -------------        -------            ------           -------
Income (loss) before uncombined
  entity.......................             80              112               50                59                (8)
Equity in income of management
  company (iii)................         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
Net income (loss)..............             80              112               50                59                (8)
Income allocated to Preferred
  Shares.......................         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
Income (loss) allocated to
  Common Shares................      $      80        $     112        $      50         $      59         $      (8)
                                        ------      -------------        -------            ------           -------
                                        ------      -------------        -------            ------           -------

                                                                                         748 & 855
                                                                                        SPRINGDALE
                                  FIVE EVES DRIVE   TA PROPERTIES  EMMES PROPERTIES        DRIVE       1974 SPROUL ROAD
                                 -----------------  -------------  -----------------  ---------------  -----------------
Revenue:
  Base rents...................      $     103        $   2,053        $   2,570         $     414         $     354
  Tenant reimbursements........             12              299            1,130            --                    54
  Other........................         --                    6                2            --                --
                                        ------      -------------        -------            ------           -------
    Total revenue..............            115            2,358            3,702               414               408
                                        ------      -------------        -------            ------           -------
Operating Expenses:
  Interest (i).................             75            1,241            2,049               171            --
  Depreciation and amortization
    (ii).......................             32              530              875                73                61
  Property expenses............             45              698            1,332                99               225
  General and administrative...         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
    Total operating expenses...            152            2,469            4,256               343               286
                                        ------      -------------        -------            ------           -------
Income (loss) before minority
  interest.....................            (37)            (111)            (554)               71               122
Minority interest in (income)
  loss.........................              1                1                9                (1)               (2)
                                        ------      -------------        -------            ------           -------
Income (loss) before uncombined
  entity.......................            (36)            (110)            (545)               70               120
Equity in income of management
  company (iii)................         --                   41               27                10                10
                                        ------      -------------        -------            ------           -------
Net income (loss)..............            (36)             (69)            (518)               80               130
Income allocated to Preferred
  Shares.......................         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
Income (loss) allocated to
  Common Shares................      $     (36)       $     (69)       $    (518)        $      80         $     130
                                        ------      -------------        -------            ------           -------
                                        ------      -------------        -------            ------           -------

                                    MARCH 1997        JULY 1997       BERWYN PARK      GREEN HILLS     TOTAL OTHER 1997
                                     OFFERING         OFFERING        PROPERTIES      PROPERTIES (iv)        EVENTS
                                 -----------------  -------------  -----------------  ---------------  -----------------
Revenue:
  Base rents...................      $  --            $  --            $   2,128         $   3,936         $  13,223
  Tenant reimbursements........         --               --                  321            --                 1,957
  Other........................         --               --                   31            --                    64
                                        ------      -------------        -------            ------           -------
    Total revenue..............         --               --                2,480             3,936            15,244
                                        ------      -------------        -------            ------           -------
Operating Expenses:
  Interest (i).................            (91)          (5,979)          --                   595            (1,580)
  Depreciation and amortization
    (ii).......................         --               --                  598               642             3,142
  Property expenses............         --               --                  916             1,775             5,933
  General and administrative...         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
    Total operating expenses...            (91)          (5,979)           1,514             3,012             7,495
                                        ------      -------------        -------            ------           -------
Income (loss) before minority
  interest.....................             91            5,979              966               924             7,749
Minority interest in (income)
  loss.........................             36              (27)             (17)              (14)              (19)
                                        ------      -------------        -------            ------           -------
Income (loss) before uncombined
  entity.......................            127            5,952              949               910             7,730
Equity in income of management
  company (iii)................         --               --                   82               (57)              113
                                        ------      -------------        -------            ------           -------
Net income (loss)..............            127            5,952            1,031               853             7,843
Income allocated to Preferred
  Shares.......................         --               --               --                --                --
                                        ------      -------------        -------            ------           -------
Income (loss) allocated to
  Common Shares................      $     127        $   5,952        $   1,031         $     853         $   7,843
                                        ------      -------------        -------            ------           -------
                                        ------      -------------        -------            ------           -------


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses exclude $333,000 from historical amounts. Such amount represents expected salary savings.

    (E) Reflects the pro forma statements of operations of 500 and 501 Office Center Drive for the six months ended June 30, 1997 and for the year ended December 31, 1996. All amounts represent historical operations except for the pro forma adjustments noted:

                                                                                   500 AND 501 OFFICE CENTER DRIVE
                                                                                  ----------------------------------
                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,    SIX MONTHS ENDED
                                                                                      1996          JUNE 30, 1997
                                                                                  -------------  -------------------
Revenue:
  Base rents....................................................................    $   1,754         $     882
  Tenant reimbursements.........................................................        1,358               733
  Other.........................................................................           43                38
                                                                                       ------             -----
    Total revenue...............................................................        3,155             1,653

Operating Expenses:
  Interest (i)..................................................................        1,125               558
  Depreciation and amortization (ii)............................................          547               271
  Property expenses.............................................................        1,561               774
  General and administrative....................................................       --                --
                                                                                       ------             -----
    Total operating expenses....................................................        3,233             1,603

Income (loss) before minority interest..........................................          (78)               50
Minority interest in (income) loss..............................................       --                    (1)
Income (loss) before uncombined entity..........................................          (78)               49
Equity in income of management company (iii)....................................           76                38
                                                                                       ------             -----
Net income (loss)...............................................................           (2)               87
Income allocated to Preferred Shares............................................       --                --
                                                                                       ------             -----
Income (loss) allocated to Common Shares........................................    $      (2)        $      87
                                                                                       ------             -----
                                                                                       ------             -----



(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on $15 million of borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of 500 & 501 Office Center Drive, described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of 500 & 501 Office Center Drive's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the 500 & 501 Office Center Drive for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                            ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
  August 21, 1997

                         500 & 501 OFFICE CENTER DRIVE

              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                                                                        FOR THE      FOR THE SIX
                                                                                       YEAR ENDED   MONTHS ENDED
                                                                                      DECEMBER 31,    JUNE 30,
                                                                                          1996          1997
                                                                                      ------------  -------------
                                                                                                     (UNAUDITED)
                                                                                                    -------------
REVENUE:
  Base rents (Note 2)...............................................................   $1,754,000    $   882,000
  Tenant reimbursements.............................................................    1,358,000        733,000
  Other.............................................................................       43,000         38,000
                                                                                      ------------  -------------
      Total revenue.................................................................    3,155,000      1,653,000
                                                                                      ------------  -------------
CERTAIN EXPENSES:
  Maintenance and other operating expenses..........................................      694,000        343,000
  Utilities.........................................................................      605,000        301,000
  Real estate taxes.................................................................      262,000        130,000
                                                                                      ------------  -------------
      Total certain expenses........................................................    1,561,000        774,000
                                                                                      ------------  -------------
REVENUE IN EXCESS OF CERTAIN EXPENSES...............................................   $1,594,000    $   879,000
                                                                                      ------------  -------------
                                                                                      ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                        500 & 501 OFFICE CENTER DRIVE

         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1996

1.  BASIS OF PRESENTATION:

On August 15, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired 500 & 501 Office Center Drive, a portfolio of two office buildings located in Fort Washington, Pennsylvania. 500 & 501 Office Center Drive have an aggregate net rentable area of approximately 211,000 square feet which was 98% leased as of December 31, 1996. The net purchase price for 500 & 501 Office Center Drive was $16.9 million.

The combined statements of revenue and certain expenses reflect the operations of 500 & 501 Office Center Drive. These combined statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K, pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of 500 & 501 Office Center Drive are maintained on a cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of 500 & 501 Office Center Drive.

The combined statement of revenue and certain expenses for the six months ended June 30, 1997 is unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the revenue and certain expenses of 500 & 501 Office Center Drive for the six months ended June 30, 1997 have been included. The combined revenue and certain expenses for such interim period is not necessarily indicative of the results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities which affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.


2.  OPERATING LEASES:

Base rents for the year ended December 31, 1996 and for the six months ended June 30, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue decreases resulting from the straight-line adjustments for the year ended December 31, 1996 and the six months ended June 30, 1997 were ($25,000), and ($19,000), (unaudited), respectively.

Advanta Corporation's minimum rental payments were $419,000 and were greater than 10% of the total base rents in 1996.

The 500 & 501 Office Center Drive is leased to tenants under operating leases with expiration dates extending to the year 2002. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

                     1997..........................  1,914,000
                     1998..........................  1,273,000
                     1999..........................    606,000
                     2000..........................    330,000
                     2001..........................    123,000
                     Thereafter....................      3,000

Certain leases also include provisions requiring tenants to reimburse 500 & 501 Office Center Drive for management costs and other operating expenses up to stipulated amounts.